SCUDDER
                                                                     INVESTMENTS


Asset Allocation III

Scudder Balanced Fund

Supplement to the currently effective prospectus

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The following information replaces "The Fund's Main Investment Strategy"
section.

The fund seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities.

The fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. The fund may, however, invest up to 75% of its net assets in equity securities and up to 50% in fixed income securities, based on the portfolio managers' evaluation of the relative attractiveness of equity securities as compared to fixed income securities. At all times, the fund invests at least 25% of net assets in fixed-income senior securities. The fund may invest in foreign securities as well as securities of US issuers.

The investment advisor regularly reviews the fund's investment allocations and will vary them to favor asset classes that, in its judgment, provide the most favorable return outlook consistent with the fund's investment objective. In deciding how to allocate the fund's assets, the investment advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the fund's portfolio.


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OTHER INVESTMENTS The fund's bond investments are primarily in the top four grades of credit quality. The fund could put up to 20% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields but have higher volatility and risk of default. The fund may also invest in foreign securities. The fund may also invest up to 15% of its total assets to buy or sell protection on credit exposure. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
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Equity securities in the fund's portfolio generally include "growth" stocks as well as "value" stocks and normally include stocks of both small and large companies.

Growth Stocks. In choosing these securities, the managers primarily invest in US companies that they believe offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The managers focus on high quality growth companies that are leaders or potential leaders in their respective industries. The managers conduct in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, these portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

The managers will normally sell a security when they believe its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on or within a given industry.

Fixed income securities in the fund's portfolio include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers.

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US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

o assigns a relative value to each bond, based on creditworthiness, cash flow and price;

o determines the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

o uses credit analysis to determine the issuer's ability to fulfill its contracts; and

o uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The investment advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the fund. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Debt Securities. In selecting these securities for investment, the investment advisor follows a bottom-up, relative value strategy. The advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The investment advisor sells securities or exchanges currencies when they meet their target price objectives or when the investment advisor revises price objectives downward. In selecting emerging market securities, the investment advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities. In selecting these securities for investment, the investment advisor:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

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

The fund may lend its fixed income investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The following information supplements "The Main Risks of Investing in the Fund" section.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

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


The following supplements the disclosure under "Who Manages and Oversees the Fund."


Scudder Balanced Fund's Board has approved a research and subadvisory agreement between DeIM and Deutsche Asset Management Investment Services Ltd. ("DeAMIS"). DeAMIS, One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the Scudder Balanced Fund. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of Scudder Balanced Fund's portfolio that is allocated to it by DeIM from time-to-time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM compensates DeAMIS out of the management fee it receives from the Scudder Balanced Fund.

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


The following information replaces the disclosure under "The portfolio managers."

The fund is managed by a team of investment professionals who share responsibility for the fund's investment management decisions.

 Julie M. Van Cleave                      Arnim S. Holzer
 CFA, Managing Director of Deutsche       Director of Deutsche Asset
 Asset Management and Portfolio           Management and Portfolio Manager
 Manager of the fund.                     of the fund.
  o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
    and the fund in 2002.                    in 1999, having served with the
  o Head of Large Cap Growth                 equity and fixed-income
    Portfolio Selection Team.                investment committees.
  o Previous experience includes           o Senior Investment Strategist for
    18 years of investment industry          Asset Allocation.
    experience at Mason Street             o Previous experience includes 18
    Advisors, as Managing Director           years of investment industry
    and team leader for the large cap        experience, including 3 years
    investment team.                         managing Emerging Markets Fixed
  o MBA, University of Wisconsin --          Income, Emerging Markets Equity
    Madison.                                 and Emerging Markets balanced
                                             accounts at Deltec Asset
 Thomas F. Sassi                             Management Corporation.
 Managing Director of Deutsche Asset       o Joined the fund in 2004.
 Management and Portfolio Manager of       o MBA, Fordham University.
 the fund.
  o Joined Deutsche Asset Management      Brett Diment
    in 1996 and the fund in 2004.         Managing Director of Deutsche Asset
  o Over 32 years of investment           Management and Portfolio Manager
    industry experience.                  of the fund.
  o MBA, Hofstra University.               o Joined Deutsche Asset Management
                                             in 1991 and the fund in 2004.
 J. Christopher Gagnier                    o Head of Emerging Market Debt for
 Managing Director of Deutsche Asset         London Fixed Income and
 Management and Portfolio Manager of         responsible for coordinating
 the fund.                                   research into Continental
  o Joined Deutsche Asset Management         European markets and managing
    in 1997 and the fund in 2002.            global fixed income, balanced
  o Prior to that, portfolio manager,        and cash-based portfolios:
    Paine Webber, from 1984 to 1997.         London.
  o Began investment career in 1979.       o Began investment career in 1991.
  o MBA, University of Chicago.

 Andrew P. Cestone
 Managing Director of Deutsche Asset
 Management and Portfolio Manager of
 the fund.
  o Joined Deutsche Asset Management
    in 1998 and the fund in 2002.
  o Head of Core Plus Fixed Income.
  o Prior to that, investment
    analyst, Phoenix Investment
    Partners, from 1997 to 1998.
  o Prior to that, credit officer,
    asset based lending group, Fleet
    Bank, from 1995 to 1997.


               Please Retain This Supplement for Future Reference




October 26, 2004

Supplement to the currently effective Statement of Additional Information for the following fund:

Scudder Balanced Fund

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The following  supplements the disclosure in the  "Investment and  Restrictions"
section of the fund's currently effective SAI:

The Fund may also invest up to 15% of its total assets in credit default swaps. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the Fund's assets may be invested in credit default swaps for the purposes of buying credit protection. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund may also borrow up to 5% of the Fund's net assets against called and tendered bonds in the Fund. For the risks associated with borrowing, please see the "Borrowing" subsection of the "Investment Restrictions" section of the SAI.

The following supplements the disclosure in the "Investment Policies and Techniques" section of the fund's currently effective SAI:

Bank Loans. The Fund may invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by the Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Investing in Emerging Markets. The Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's Advisor to have developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and therefore no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, particularly in emerging markets, are generally higher than costs associated with transactions in US securities. Such transactions may also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest. Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

In the course of investment in emerging markets, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund's holdings. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the Securities and Exchange Commission action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US. Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by the Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due.

Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur. The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations. To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Short Sales Against the Box. The Fund may make short sales of common stocks if, at all times when a short position is open, the Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which the Portfolio may enter into short sales against the box.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Variable Rate Securities. The Fund, may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The following replaces related disclosure in the "Swaps, Caps, Floors and Collars" subsection of the "Investment Policies and Techniques" section of the fund's currently effective SAI:

Among the Strategic Transactions into which the Fund may enter are currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed, regular fee. The seller of protection provides the buyer with a contingent exchange that occurs upon a credit event.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Subadvisor. Effective October 26, 2004, Deutsche Asset Management Investment Services Limited ("DeAMIS"), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for Scudder Balanced Fund. DeAMIS serves as subadvisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor.

Under the terms of the Research and Advisory Agreement, DeAMIS manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAMIS for its services a subadvisory fee, payable monthly, at the annual rate of 0.50% of the Advisory Fee.

The Research and Advisory Agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the Research and Advisory Agreement.

The Research and Advisory Agreement remains in effect until September 30, 2005 unless sooner terminated or not annually approved as described below.
Notwithstanding the foregoing, the Research and Advisory Agreement shall continue in effect until September 30, 2005 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (b) by the shareholders or the Trustees of the Trust. The Research and Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Trustees of the Trust or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.


               Please Retain This Supplement for Future Reference


October 26, 2004